UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2009
T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646

(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202
(Address of principal executive offices)     (Zip Code)
Registrant’s telephone number, including area code: (410) 345-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Effective February 12, 2009, the Board of Directors of T. Rowe Price Group, Inc. approved an amendment to the Amended and Restated By-Laws which amends Section 1.06 of the By-Laws to modify the adjournment procedures previously adopted, to allow the chairperson of a meeting of stockholders to adjourn such meeting if circumstances warrant.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
3(ii) Amended and Restated By-laws of T. Rowe Price Group, Inc., as amended as of February 12, 2009.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T. Rowe Price Group, Inc.

By:	/s/ Kenneth V. Moreland Kenneth V. Moreland Vice President and Chief Financial Officer
Date: February 17, 2009